EX-10.1

                                   DEFINITIVE
                             SUBSCRIPTION AGREEMENT

                    ----------------------------------------


                         CLEAN WATER TECHNOLOGIES, INC.
                                   DBA , INC.

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To:     Clean Water Technologies, Inc.
        ------------------------------

        This Subscription Agreement is made between Clean Water Technologies, Inc., a Delaware corporation dba SheerVision, Inc. (the "COMPANY"), and the undersigned prospective purchaser who is subscribing hereby for units (the "UNITS"), each Unit comprised of 9% Convertible Notes in the principal amount of $37,500 (the "NOTES"), warrants (the "WARRANTS") to acquire an aggregate of 3,750 shares of common stock, par value $0.001 per share (the "COMMON STOCK"), and 16,667 shares of Common Stock. The purchase price per Unit (the "PURCHASE PRICE") shall be $50,000. The Notes, Warrants and Common Stock are hereinafter collectively referred to as the "SECURITIES". The exercise price of the Warrant shall be $1.00 per share. The Notes shall be convertible into shares of Series A 9% Cumulative Convertible Preferred Stock, par value $0.001 per share, of the Company, with a stated value of $10 per share (the "PREFERRED STOCK"). The Subscription Package is submitted to you in accordance with, and subject to, the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum, dated April 20, 2006 (the "MEMORANDUM"), and, together with this Subscription Agreement (the "DISCLOSURE MATERIALS"), provided to the undersigned.

        In consideration of the Company's agreement to sell Units, or, in the discretion of the Company and Northeast Securities, Inc., as placement agent (the "PLACEMENT AGENT"), fractions thereof, to the undersigned upon the terms and conditions summarized in the Memorandum, the undersigned agrees and represents as follows:

A.      SUBSCRIPTION.
        ------------

        (1) The undersigned hereby irrevocably subscribes for, and agrees to purchase, the number of Units indicated on the signature page hereto at a purchase price per Unit equal to the Purchase Price. Upon execution and delivery hereof, the undersigned shall deliver to the Placement Agent in accordance with the terms hereof either a check or evidence that a wire transfer has been made to in accordance with this Subscription Agreement and the instructions hereto, in the full amount of the purchase price of the Units for which the undersigned is

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subscribing (the "PAYMENT"). In the event that the undersigned shall elect to deliver the Payment in the form of a check to the Placement Agent, such check should have a notation thereon that such check relates to the Clean Water Technologies, Inc. (dba SheerVision, Inc.) private placement.

        (2) The Payment (or, in the case of rejection of a portion of the undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, without interest, if the undersigned's subscription is rejected in whole or in part. The Company and the Placement Agent will hold an initial closing of the Offering (the "INITIAL CLOSING") at such time as the Company and the Placement Agent may together determine with no requirement that a minimum number of Units be sold thereat, and from time to time thereafter (each an "ADDITIONAL CLOSING"). ACCORDINGLY, THE UNDERSIGNED UNDERSTANDS THAT THE COMPANY MIGHT ACCEPT SUBSCRIPTIONS FROM ONE OR MORE SUBSCRIBERS EVEN IF NO MINIMUM AMOUNT OF UNITS IS SOLD. The Company and the Placement Agent expect to hold Additional Closings from time to time after the Initial Closing on the basis described herein. The Offering will terminate upon the earlier to occur of (i) the sale of all of the Units (including such Units that are subject to the Placement Agent's overallotment option, as described in the Memorandum) or (ii) expiration of the Offering at 3:00 p.m., Eastern Time, on May 22, 2006, which date may be extended for up to 45 days at the discretion of the Company and the Placement Agent (the "FINAL CLOSING"). Upon receipt by the Company of the Payment for Units to be purchased hereunder by subscribers whose subscriptions are accepted (each, a "PURCHASER") at the Initial Closing or any Additional Closing (each a "CLOSING"), the subscriber for the Units so purchased will be registered on the relevant securities registers of the Company as the record owner of the securities included in the Units so purchased and the Company shall deliver to the Purchaser: an executed Note in the form included in the Disclosure Materials, a stock certificate representing the number of shares of Common Stock equal to the product of (i) 16,667 and (ii) the number of Units (or fractions thereof) purchased by the subscriber, an executed Warrant in the form included in the Disclosure Materials, and an executed registration rights agreement in the form included in the Disclosure Materials (the "REGISTRATION RIGHTS AGREEMENT"). The Note, the Warrant Agreement, the Registration Rights Agreement and this Subscription Agreement are collectively referred to herein as the "TRANSACTION DOCUMENTS".

        (3) The undersigned hereby agrees to be bound upon the (i) execution and delivery to the Placement Agent of the signature page to the undersigned's completed questionnaire submitted by the undersigned (the "QUESTIONNAIRE") and this Subscription Agreement and (ii) acceptance on the Closing by the Company of the undersigned's subscription.

        (4) The undersigned agrees that the Company and the Placement Agent, may, in their sole and absolute discretion, reduce the undersigned's subscription to any number of Units that in the aggregate does not exceed the number of Units hereby subscribed for without any prior notice to, or further consent by, the undersigned. The undersigned hereby irrevocably constitutes and appoints the Placement Agent, and each officer of the Placement Agent, with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place, and stead, (A) to amend this Subscription Agreement and the Questionnaire, including in each case the undersigned's signature page

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thereto, to effect any of the foregoing provisions of this Paragraph A(4), and
(B) execute and deliver on behalf of the undersigned, the following agreement, substantially in the form included in the Disclosure Materials: the Registration Rights Agreement.

B.      REGISTRATION RIGHTS.
        --------------------

        At the Closing relating to this Subscription, the Company shall deliver to the undersigned an executed Registration Rights Agreement substantially in the form included in the Disclosure Materials.

C.      REPRESENTATIONS AND WARRANTIES.
        -------------------------------

        I. INVESTOR REPRESENTATIONS AND WARRANTIES. The undersigned hereby represents and warrants to, and agrees with, the Company and the Placement Agent, as follows:

        (1) The undersigned has read the Memorandum (including without limitation the documents incorporated therein by reference (the "INCORPORATED DOCUMENTS") and the Transaction Documents and fully understands the Memorandum, the Transaction Documents and the terms of the Offering (as defined in the instructions attached hereto). With respect to individual or partnership tax and other economic considerations involved in this investment, the undersigned is not relying on the Company or the Placement Agent. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting, and financial advisors the suitability of an investment in the Units for the undersigned's particular tax and financial situation and has determined that the Units being subscribed for by the undersigned are a suitable investment for the undersigned. In this regard, the undersigned understands that while the Placement Agent will receive compensation in connection with the Offering, it is not guaranteeing or assuming any responsibility for compliance by the Company of the terms of such Offering or the Transaction Documents.

        (2) The undersigned acknowledges that all documents, records, and books pertaining to this investment which the undersigned has requested (including, without limitation, the Disclosure Materials) have been made available for inspection by the undersigned, the undersigned's attorney, accountant, or adviser(s).

        (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

        (4) The undersigned is not subscribing for Units as a result of, or subsequent to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or meeting.

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        (5)     The undersigned: (i) has a pre-existing business relationship with the Company, the Placement Agent, or one of its respective officers, directors, or controlling persons; AND (ii) by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's professional advisors who are unaffiliated with, and who are not compensated by, the Company, the Placement Agent, or any of their respective affiliates, directly or indirectly, can be reasonably assumed to have the capacity to protect the undersigned's interests in connection with the investment in the Units.

        (6) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment.

        (7) The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax, and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto.

        (8) The undersigned will not sell or otherwise transfer the Units without registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or applicable state securities laws or an exemption therefrom. The Units have not been registered under the Securities Act or under the securities laws of any states. The undersigned represents that the undersigned is purchasing the Units for the undersigned's own account, for investment, and not with a view to resale or distribution, except in compliance with the Securities Act. The undersigned has not offered or sold any portion of the Units being acquired nor does the undersigned have any present intention of dividing such Units with others or of selling, distributing, or otherwise disposing of any portion of such Units either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. Except as otherwise provided in the Disclosure Materials, the Company has no obligation to register the Units.

        (9) The undersigned recognizes that investment in the Units involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the matters set forth in the Disclosure Materials, and has taken full cognizance of, and understands all of, the risks related to the purchase of the Units.

        (10) The undersigned acknowledges that the certificates and/or agreements, as the case may be, representing the Notes, shares of Common Stock and the Warrants shall be stamped or otherwise imprinted with a legend substantially in the following form and that the Company may issue stop transfer instructions to the transfer agent of such securities:

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        "NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE
        UPON THE [CONVERSION][EXERCISE] HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD, OR WILL BE ISSUED UPON CONVERSION, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT. NONE OF SUCH SECURITIES MAY BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) SUCH SECURITIES ARE TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR RULE) OR (3) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS."


        (11) The undersigned acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company and the Placement Agent. Further, the undersigned acknowledges that the Placement Agent has been represented by Hand Baldachin & Amburgey LLP, and that such counsel has not represented and is not representing the undersigned.

        (12) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust, or estate: (i) such partnership, corporation, trust, or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize the execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by, or on behalf of, such partnership, corporation, trust, or estate in connection with the purchase of its Units, (b) to delegate authority pursuant to a power of attorney, and (c) to purchase and hold such Units; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, or estate is binding upon such partnership, corporation, trust, or estate; and (iii) such partnership, corporation, or trust has not been formed for the specific purpose of acquiring such Units, unless each beneficial owner of such entity is qualified as an "ACCREDITED INVESTOR" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act ("REGULATION D") and has submitted information substantiating such individual qualification.

        (13) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Units poses additional risks, including the inability to use losses generated by an investment in the Units to offset taxable income.

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        (14)    The undersigned is an accredited investor, as defined in Rule
501(a) of Regulation D and under state securities of "blue sky" laws, as indicated in the applicable Questionnaire attached hereto and hereby made a part hereof.

        (15) The undersigned shall indemnify and hold harmless the Company, the Placement Agent, and each respective officer, director, employee, agent, representative or control person thereof, who is or may be a party to, or is or may be threatened to be made a party to, any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of, or arising from, any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned, or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement, or omission contained in the Questionnaire or any other document submitted by the undersigned, against losses, liabilities, and expenses (including reasonable attorneys' fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by the Company, the Placement Agent, and each respective officer, director, employee, agent, representative or control person thereof, in connection with such action, suit, or proceeding.

        (16) The undersigned has his, her or its principal residence in the state or jurisdiction set forth on the signature page to this Agreement, and the address and social security number or federal tax identification number, if any, set forth below is the true and correct address and social security number or federal tax identification number of the undersigned. The undersigned has no present intention of becoming a resident of another state or jurisdiction.

        II. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with the undersigned, as follows:

        (1) The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware.

        (2) The Company has all necessary power and authority to execute and deliver this Subscription Agreement and each of the other Transactions Documents, and to perform its obligations hereunder and thereunder to issue the Securities and to consummate the closing of this Offering; all necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Transaction Documents. The Board of Directors and the holders of a majority of the outstanding Common Stock have authorized the creation of "blank check preferred stock" and the Company is currently in the process of complying with the notice requirements of the Securities and Exchange Commission in connection therewith (the "SHAREHOLDER ACTION"). Upon compliance with such requirements, the Board of Directors of the Company shall approve the terms of, and create, the Series A 9% Cumulative Convertible Preferred Stock. If accepted by and countersigned on behalf of the Company, the Transaction Documents will have been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company

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enforceable against the Company in accordance with their respective terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally, (ii) as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (iii) as enforceability of any indemnification provision may be limited under the federal and state securities laws.

        (3) The Company has all necessary power and authority to execute, issue and deliver the Securities and, subject to the consummation of the Shareholder Action with respect to the shares of Preferred Stock, any securities issued upon the conversion or exercise of the Securities ("OTHER SECURITIES"); the Securities and, subject to the consummation of the Shareholder Action, the Other Securities have been duly and validly authorized, and, when duly issued and delivered to the undersigned, will be duly and validly authorized and issued, fully paid and non-assessable and will be free and clear of any preemptive rights and liens.

        (4) The Company is not (i) in violation of its charter, by laws or formation documents or (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject.


        (5) The execution and delivery by the Company of the Transaction Documents, the performance of the obligations of the Company pursuant to each of the Transaction Documents and the issuance of the Notes, Warrants, and the Common Stock will not, as of the date the Offering is consummated, and, subject to the Shareholder Action, the authorization and issuance of the Preferred Stock, (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter, by laws or formation documents of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of their properties or assets, (iii) result in the imposition or creation of (or the obligation to create or impose) any lien under any agreement or instrument to which the Company is a party or by which any of the Company or its properties or assets is bound or (iv) result in the suspension, termination or revocation of any permit, license, consent, exemption, franchise, authorization or other approval (each, an "AUTHORIZATION") of the Company or any other impairment of the rights of the holder of any such Authorization.

        (6) The Company owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of

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any claim of conflict with, any such rights of others, in each case except as could not reasonably be expected to have a material adverse effect on the business, prospects, financial condition, or results of operations of the Company. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its intellectual property and other proprietary information in all respects. The inventories of the Company do not consist of, in any material amount, items that are obsolete, damaged or slow-moving. The Company's inventories are in good and merchantable condition in all material respects, are suitable and usable for the purposes for which they are intended and are in a condition such that they can be sold in the ordinary course of business consistent with past practice. All equipment which the Company owns or in which it has an interest is in good repair and operating condition, ordinary wear and tear excepted.

        (7) The Memorandum did not as of its date, and will not as of the date of the Initial Closing and each Additional Closing (each a "CLOSING DATE"), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (8)     (a)     Since December 1, 2005, the Company has filed all
reports, schedules, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC"). Such documents and the Incorporated Documents filed since December 1, 2005, when they became effective or were filed with the SEC, as the case may be, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder (collectively, the "EXCHANGE ACT"); and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (b) To the knowledge of the Company, from January 1, 2001 through November 30, 2005, the Company filed all reports, schedules, statements and other documents required to be filed by it with the SEC. To the knowledge of the Company, such documents and the Incorporated Documents from January 1, 2001 through November 30, 2005, when they became effective or were filed with the SEC, as the case may be, conformed in all material respects to the requirements of the Exchange Act; and, to the knowledge of the Company, none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (9) Each of the Company and is subsidiaries has been duly incorporated or formed and is validly existing and in good standing as corporation in the jurisdiction in which it is organized, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own, lease or hold its properties and to conduct the businesses in which it is engaged.

        (10) Except as set forth in the Memorandum and/or the Incorporated Documents, there

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are no actions, suits, proceedings, inquiries or investigations before or by any court, public board, self-regulatory organization or body or governmental agency to which the Company is a party or of which any property or assets of any of the Company is subject which, if determined adversely to the Company, individually or in the aggregate, might have a material adverse effect on the business, condition (financial or other) or prospects of the Company, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any person, entity or governmental authority.

        (11) Since the date of the latest financial statements included the Incorporated Documents, there has not been any change in the common stock, equity interests, short-term debt or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, general affairs, management, position (financial or otherwise), stockholders' equity, results of operations, cash flow or earnings of the Company taken as a whole, other than as set forth in the Incorporated Documents.

        (12) The financial statements, including the related notes and supporting schedules, included in the Incorporated Documents comply in all material respects with the applicable accounting requirements of the SEC and present fairly the financial condition, results of operations and changes in financial position of the Company on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved.

        (13) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Subscription Agreement or any other Transaction Document by the Company, the issuance of the Securities and the Other Securities, the performance of the obligations of the Company hereunder and thereunder and the consummation of the closing of the transactions contemplated hereby and thereby, except (i) with respect to the transactions contemplated by the Registration Rights Agreement as may be required under the Exchange Act, and (ii) for such consents, approvals, authorizations, orders, filings or registrations which have been obtained or made.

D.      UNDERSTANDINGS.
        ---------------

        I. COMPANY COVENANTS. In addition to the other agreements of the Company in this Subscription Agreement, the Company further agrees as follows:

        (1) So long as any of the Securities or Other Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to make available to any holder of such Securities or Other Securities in connection with any sale thereof and any prospective purchaser of such Securities or Other Securities from such holder, upon the request of such holder or prospective purchaser, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Securities Act if, at the time of such request, the Company is not subject to Section 13 or 15(d) of the Exchange Act.

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        (2)     To conduct this offering of Securities in compliance with the requirements of Regulation D under the Securities Act and not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities to the undersigned in a manner that would require the registration of any such sale of any of the Securities or Other Securities under the Securities Act.

        II. INVESTOR COVENANTS. In addition to the other agreements of the undersigned in this Subscription Agreement, the undersigned understands, acknowledges, and agrees with the Company and the Placement Agent as follows:

        (1) This Subscription may be rejected, in whole or in part, by the Company and the Placement Agent, in its sole and absolute discretion, at any time before the Initial Closing or any Additional Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.

        (2) Except as set forth in paragraph D.II(1) above, the undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as may be provided under applicable laws, the undersigned is not entitled to cancel, terminate, or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by, and be binding upon, each such person and his/her heirs, executors, administrators, successors, legal representatives, and permitted assigns.

        (3) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Materials or as to the fairness of the terms of this Offering for investment nor any recommendation or endorsement of the Units.

        (4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness, and accuracy of the statements made by the undersigned herein and in the Questionnaire.

        (5) It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee will, at a minimum, be required to fulfill the investor suitability requirements thereunder.

        (6) The Placement Agent will receive compensation in connection with the Offering, but is not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and will not supervise or participate in the operation or management of the Company.

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        (7)     The undersigned acknowledges that the information contained in the Disclosure Materials is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company and/or the Placement Agent).

        (8) The representations, warranties, and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Units.

        (9) Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, or controlling persons of the Company, the Company has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable to such extent.

        (10) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE DISCLOSURE MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        (11) THE UNITS (INCLUDING THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE THEREOF) MAY NOT BE TRANSFERRED, RESOLD, OR OTHERWISE DISPOSED OF, EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

        (12)    SECURITIES LEGENDS:

        NASAA UNIFORM LEGEND:

        IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF ALABAMA, IDAHO, INDIANA, MISSISSIPPI, NORTH CAROLINA, OREGON, SOUTH CAROLINA, SOUTH DAKOTA, OR TENNESSEE:

        IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THE SECURITIES OFFERED HEREBY ARE SUBJECT TO SIGNIFICANT RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED, AMONG OTHER THINGS, UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF ARKANSAS:

        THE SECURITIES OFFERED HEREBY ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 23-42-504(A)(14) OF THE ARKANSAS SECURITIES ACT AND
SECTION 4(2) OF THE SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THE SECURITIES OFFERED HEREBY HAS NOT BEEN FILED WITH

THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE SECURITIES AND EXCHANGE COMMISSION HAS PASSED UPON THE VALUE OF THE SECURITIES OFFERED HEREBY, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS AGREEMENT OR THE DISCLOSURE MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF CALIFORNIA:

        THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SECURITIES OR ANY INTEREST THEREIN OR TO RECEIVE ANY CONSIDERATION THEREFOR WITHOUT THE PRIOR CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

        THE SALE OF THE SECURITIES OFFERED HEREBY HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.

FOR RESIDENTS OF CONNECTICUT:

        THE SECURITIES OFFERED HEREBY ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION AND HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT. THE SECURITIES OFFERED HEREBY CANNOT, THEREFORE, BE RESOLD OR TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THAT ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR RESIDENTS OF FLORIDA:

        PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, FLORIDA INVESTORS HAVE A RIGHT TO RESCIND THEIR SUBSCRIPTION AGREEMENTS WITHIN THREE BUSINESS DAYS AFTER THE DELIVERY OF ANY CONSIDERATION FOR THE SECURITIES. YOUR WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO YOU. TO ACCOMPLISH SUCH WITHDRAWAL, YOU NEED ONLY TELEPHONE OR SEND A TELEGRAM (WITHIN SUCH TIME PERIOD) TO CLEAN WATER TECHNOLOGIES, INC., 4030 PALOS VERDES DRIVE NORTH, SUITE 104, ROLLING HILLS ESTATES,

CALIFORNIA 90274, ATTENTION: PRESIDENT. SHOULD YOU MAKE THIS REQUEST ORALLY, YOU MUST ALSO SEND A TELEGRAM CONFIRMING YOUR REQUEST.

        THE FLORIDA  DEPARTMENT  OF BANKING AND  FINANCE  HAS NOT  REVIEWED  THE
OFFERING  OR  THESE  DISCLOSURE  MATERIALS  AND THE  SECURITIES  HAVE  NOT  BEEN
REGISTERED UNDER THE FLORIDA SECURITIES ACT. UNLESS THESE SECURITIES ARE REGISTERED, THEY MAY NOT BE SOLD OR TRANSFERRED IN FLORIDA, EXCEPT IN A TRANSACTION THAT IS EXEMPT UNDER SAID ACT.

FOR RESIDENTS OF ILLINOIS:

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE OF THE STATE OF ILLINOIS OR THE STATE OF ILLINOIS, NOR HAS THE SECRETARY OF STATE OF THE STATE OF ILLINOIS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR RESIDENTS OF MAINE:

        THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

FOR RESIDENTS OF MASSACHUSETTS:

        THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES LAWS OF MASSACHUSETTS AND MAY NOT BE TRANSFERRED OR SOLD EXCEPT IN TRANSACTIONS WHICH ARE EXEMPT UNDER THE MASSACHUSETTS SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

FOR RESIDENTS OF MISSOURI:

        THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE MISSOURI UNIFORM SECURITIES ACT AND MAY ONLY BE DISPOSED OF THROUGH A REGISTERED BROKER-DEALER. IT IS A FELONY TO SELL SECURITIES IN VIOLATION OF THE MISSOURI SECURITIES ACT.

FOR RESIDENTS OF NEW HAMPSHIRE:

        NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

FOR NEW JERSEY RESIDENTS:

        THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY HAS NOT PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THIS OFFERING WITH THE BUREAU OF SECURITIES DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR NEW YORK RESIDENTS:

        NEITHER THIS AGREEMENT NOR THE DISCLOSURE MATERIALS HAS BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

        NEITHER THIS AGREEMENT NOR THE DISCLOSURE MATERIALS CONTAINS AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. THIS AGREEMENT AND THE DISCLOSURE MATERIALS CONTAIN A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

FOR RESIDENTS OF PENNSYLVANIA:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT. THE SECURITIES PURCHASED HEREBY

CANNOT BE SOLD OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO A REGISTRATION UNDER THE PENNSYLVANIA SECURITIES ACT OR UNDER THE SECURITIES ACT. THE SECURITIES REGULATORY AUTHORITY OF THE COMMONWEALTH OF PENNSYLVANIA HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THESE DISCLOSURE MATERIALS, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

        SALES  OF  THESE   SECURITIES  TO  RESIDENTS  OF  THE   COMMONWEALTH  OF
PENNSYLVANIA ARE SUBJECT TO THE FOLLOWING CONDITIONS:

                (1) EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THESE SECURITIES MUST AGREE IN WRITING NOT TO SELL OR TRANSFER THESE SECURITIES FOR A PERIOD OF 12 MONTHS FROM THE DATE OF THE CLOSING OF THE SALE OF THE SECURITIES OFFERED HEREBY IF SUCH SALE OR TRANSFER WOULD VIOLATE SECTION 203(D) OF THE PENNSYLVANIA SECURITIES ACT OR THE REGULATIONS THEREUNDER; AND

                (2) EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR SECURITIES HAS THE RIGHT, PURSUANT TO SECTION 207(M) OF THE PENNSYLVANIA SECURITIES ACT OF 1972, TO WITHDRAW HIS SUBSCRIPTION, AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN TWO BUSINESS DAYS AFTER THE DATE OF RECEIPT BY THE ISSUER OF THE INVESTOR'S EXECUTED SUBSCRIPTION AGREEMENT. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM INDICATING HIS INTENTION TO WITHDRAW TO: CLEAN WATER TECHNOLOGIES, INC., 4040 PALOS VERDES DRIVE NORTH, SUITE 105, ROLLING HILLS ESTATES, CALIFORNIA 90274,
        ATTENTION: PRESIDENT. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO INSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, YOU MUST ALSO SEND A TELEGRAM CONFIRMING YOUR REQUEST.

FOR RESIDENTS OF SOUTH CAROLINA:

        IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY THESE DISCLOSURE MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THE SECURITIES OFFERED HEREBY ARE SUBJECT TO SIGNIFICANT RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED, AMONG OTHER THINGS, UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF UTAH:

        THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UTAH UNIFORM SECURITIES ACT AND CANNOT THEREFORE BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

FOR RESIDENTS OF ALL STATES:

        THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE INTERESTS ARE SUBJECT IN VARIOUS STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OF ADEQUACY OF THE CONFIDENTIAL TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FOREIGN INVESTORS:

        THE SECURITIES BEING OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED UNDER REGULATION S UNDER THE SECURITIES ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

        PROSPECTIVE INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE NOT U.S. PERSONS AND ARE NOT ACQUIRING THE SECURITIES FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

E.      MISCELLANEOUS.

        (1) Capitalized terms used in this Subscription Agreement, if not otherwise defined herein, shall have the respective meanings attributed to such terms in the Disclosure Materials. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular, or plural, as the identity of the person or persons may require.

        (2) Except as set forth in Section A(4) herein, no provision of this Subscription Agreement shall be waived, modified, changed, discharged, terminated, revoked, or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge, or termination is sought.

        (3) Unless otherwise required herein, notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at 4030 Palos Verdes Drive North, Suite 104, Rolling Hills Estates, California 90274, Attention: President, with a copy to the Placement Agent, or (ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph E(3).

        (4) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

        (5) This Subscription Agreement shall be governed by, and enforced and construed in all respects in accordance with, the laws of the New York, as such laws are applied by New York courts to agreements entered into, and to be performed in, New York by and between residents of New York, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors, and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to the minimum extent required to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

        (6) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

F.      EXECUTION OF AGREEMENT BY POWER OF ATTORNEY.
        --------------------------------------------

        THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED HAS SIGNED THIS SUBSCRIPTION AGREEMENT ON THE UNDERSIGNED'S OWN BEHALF, AND NOT BY POWER OF ATTORNEY, OR, IN THE EVENT THAT THIS AGREEMENT HAS BEEN SIGNED ON THE UNDERSIGNED'S BEHALF BY POWER OF ATTORNEY, THAT THE UNDERSIGNED REPRESENTS THAT ATTACHED HERETO IS A TRUE AND COMPLETE COPY OF SUCH POWER OF ATTORNEY.

G.      SIGNATURE.
        ----------

        The signature of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page".

                       A. CLEAN WATER TECHNOLOGIES, INC.
                              DBA SHEERVISION, INC.
                        INDIVIDUAL INVESTOR QUESTIONNAIRE


Investor Name: _________________________________

To:     Clean Water Technologies, Inc.

        The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Units described in the Subscription Booklet may be accepted.

        ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

        IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE TO THIS QUESTIONNAIRE.

I.      PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF UNITS.

        [_]   Individual

        [_]   Joint Tenants (rights of survivorship)

        [_]   Tenants in Common (no rights of survivorship)

II.     PLEASE CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO YOU.

        [_]   1.  I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

        [_]   2.  I have had an individual income* in excess of $200,000 in each of the last two calendar years, and I reasonably expect an individual income in excess of $200,000 in the current calendar year. NOTE: IF YOU ARE BUYING JOINTLY

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                  WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

        [_]   3.  My spouse and I have had a joint income in excess of $300,000 in each of the last two calendar years, and I reasonably expect a joint income in excess of $300,000 for the current calendar year, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of
                  Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana,
                  Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Texas, Vermont,
                  Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

        [_]   4.  I am a resident of the Commonwealth of Massachusetts, and my investment in the Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

        [_]   5.  I am a director or executive officer of Clean Water
                  Technologies, Inc.

III.    OTHER CERTIFICATIONS.

        By signing the Signature Page, I certify the following (or, if I am purchasing Units with my spouse as co-owner, each of us certifies the following):

        (a)     that I am at least 21 years of age;

        (b) that my purchase of Units will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner); and

        (c) that the name, residence address, and social security or taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.     GENERAL INFORMATION.

        (a)     PURCHASER.

Name:

--------------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:

--------------------------------------------------------------------------------

Residence Address:

--------------------------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Residence Telephone Number:

--------------------------------------------------------------------------------
        (Area Code)                 (Number)

Business Name and Address:

--------------------------------------------------------------------------------
                               (Name of Business)

--------------------------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Business Telephone Number:

--------------------------------------------------------------------------------
        (Area Code)                 (Number)

I prefer to have correspondence sent to:[_] Residence[_] Business

        (b)     SPOUSE, IF CO-OWNER.

Name:

--------------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:

--------------------------------------------------------------------------------

Residence Address (if different from Purchaser's):

--------------------------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Residence Telephone Number
(if different from
Purchaser's):
             -------------------------------------------------------------------
                  (Area Code)                        (Number)

Business Name and Address
(if different from
Purchaser's):
              ------------------------------------------------------------------
                                 (Business Name)

--------------------------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Business Telephone Number
(if different from
Purchaser's):
             -------------------------------------------------------------------
                  (Area Code)                        (Number)

I prefer to have correspondence sent to: [_] Residence  [_] Business

                         CLEAN WATER TECHNOLOGIES, INC.
                              DBA SHEERVISION, INC.
                            INDIVIDUAL SIGNATURE PAGE


        Your signature on this Individual Signature Page evidences your agreement to be bound by the QUESTIONNAIRE and the SUBSCRIPTION AGREEMENT.

        The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will telephone David Tsiang at (212) 607-5406 immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send the Company written confirmation of such change.

---------------------------------------  ---------------------------------------
Number of Units applied for              Date

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Name (Please Type or Print)

                                         ---------------------------------------
                                         Signature of Spouse if Co-Owner

                                         ---------------------------------------
                                         Name of Spouse if Co-Owner
                                         (Please Type or Print)






--------------------------------------------------------------------------------
     IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE.
--------------------------------------------------------------------------------

THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                       B. CLEAN WATER TECHNOLOGIES, INC.
                             DBA , SHEERVISION, INC.
                               TRUST QUESTIONNAIRE


Investor Name: _________________________________

To:     CLEAN WATER TECHNOLOGIES, INC.

        The information contained in this Questionnaire is being furnished in order to determine whether the undersigned TRUST's subscription to purchase the Units described in the Subscription Booklet may be accepted.

        ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned TRUST understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

NOTE: RETIREMENT PLANS SHOULD COMPLETE THE QUESTIONNAIRE IN SECTION E OF THIS SUBSCRIPTION PACKAGE.

I.      PLEASE CHECK STATEMENTS 1 OR 2 BELOW, AS APPLICABLE.

        [_]   1.  All of the trustees of the TRUST are residents of Alabama,
                  Arizona, California, Colorado, Connecticut, Delaware, the
                  District of Columbia, Florida, Georgia, Hawaii, Idaho,
                  Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Pennsylvania,
                  Ohio, Oklahoma, Oregon, Puerto Rico, Rhode Island, South
                  Carolina, South Dakota, Tennessee, Texas, Vermont, Virginia,
                  Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America; and

                  a.  the TRUST has total assets in excess of $5,000,000; AND

                  b. the TRUST was not formed for the specific purpose of acquiring the Units; AND

                  c. the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units.

        [_]  2.   The TRUST is a revocable grantor TRUST which the grantor may revoke at any time without the consent or approval of any other person; the grantor retains sole investment control over the assets of the trust; and

                  a. the grantor is a natural person whose individual net worth* or joint net worth with the grantor's spouse exceeds $1,000,000; or

                  b. the grantor is a natural person who had an individual income* in excess of $200,000 in each of the last two calendar years and who reasonably expects an individual income in excess of $200,000 in the current calendar year; or

                  c. the grantor is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the last two calendar years and who reasonably expects a joint income in excess of $300,000 in the current calendar year, and all of the trustees of the TRUST are residents of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Vermont, Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America; or

                  d. the grantor is a director or executive officer of Clean Water Technologies, Inc.

IF THE TRUST IS A REVOCABLE GRANTOR TRUST, EACH GRANTOR MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.

II. FOR REVOCABLE GRANTOR TRUSTS ONLY: PLEASE CHECK ANY OF STATEMENTS 1-5 BELOW THAT APPLY TO THE GRANTOR.

        [_]   1.  I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

        [_]   2.  I have had an individual income in excess of $200,000 in each of the last two calendar years, and I reasonably expect an individual income in excess of $200,000 in the current calendar year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR
                  SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF
                  $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

        [_]   3.  My spouse and I have had a joint income in excess of $300,000 in each of the last two calendar years, and I reasonably expect a joint income in excess of $300,000 in the current calendar year, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of
                  Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana,
                  Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Texas, Vermont,
                  Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

        [_]   4.  I am a resident of Massachusetts, and my investment in the
                  Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

        [_]   5.  I am a director or executive officer of Clean Water
                  Technologies, Inc.

---------------------------------------  ---------------------------------------
Print Name of Grantor(s)                 Signature of Grantor(s)

III.    OTHER CERTIFICATIONS.

        By signing the Signature Page, the undersigned certifies the following:

        (a) that the TRUST's purchase of the Units will be solely for the TRUST's own account and not for the account of any other person;

        (b) that the TRUST's purchase of the Units is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals, and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Subscription Agreement on behalf of the TRUST;

        (c)  that the TRUST has not been established in connection with either
             (i) an employee benefit plan (as defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended ("ERISA")), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e) (i) of the Internal Revenue Code; and

        (d) that the TRUST's name, address, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.     GENERAL INFORMATION.

        (a)     PROSPECTIVE PURCHASER (THE TRUST).

Name:
     ---------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                   (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Telephone Number:
                  --------------------------------------------------------------
                       (Area Code)      (Number)

State in which Formed:
                       ---------------------------------------------------------

Date of Formation:
                   -------------------------------------------------------------

Taxpayer Identification Number:
                                ------------------------------------------------

        (b) TRUSTEE(S) WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE TRUST.

                Name(s) of
                Trustee(s):
                           -----------------------------------------------------

                If Grantor Trust, Name(s) of Grantor(s):
                                                        ------------------------

V.      ADDITIONAL INFORMATION.

A TRUST MAY BE REQUIRED TO ATTACH A COPY OF THE TRUST AGREEMENT, DECLARATION OF TRUST, OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE UNITS. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.

                         CLEAN WATER TECHNOLOGIES, INC.
                             DBA , SHEERVISION, INC.
                              TRUST SIGNATURE PAGE



        Your signature on this TRUST Signature Page evidences the agreement by the Trustee(s), on behalf of the TRUST, to be bound by the Questionnaire and the Subscription Agreement.

        1. The undersigned trustees represent that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will telephone David Tsiang at (212) 607-5406 immediately if any material change in any of this information occurs before the acceptance of the TRUST's subscription and will promptly send the Company written confirmation of such change.

        2. The undersigned trustees hereby certify that they have read and understand this Subscription Agreement.

        3. The undersigned trustees hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the TRUST are duly authorized to acquire the Units and sign this Subscription Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase such Units and enter into this Subscription Agreement.


_______________________________________  _______________________________________
Number of Units applied for              Date

Please Type or Print the Exact Legal
Title of Trust as follows; Trustee's     _______________________________________
name, as trustee for [Name of Grantor]   Title of Trust
under Agreement [or Declaration] of
Trust dated [Date of Trust Formation]

Name of                                  Name of
Trustee:_______________________________  Trustee:_______________________________
            (Please Type or Print)                   (Please Type or Print)
By:____________________________________  By:____________________________________
            (Signature of Trustee)                   (Signature of Trustee)

        THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                       C. CLEAN WATER TECHNOLOGIES, INC.
                              DBA SHEERVISION, INC.
                            PARTNERSHIP QUESTIONNAIRE


Investor Name: _________________________________

To:     CLEAN WATER TECHNOLOGIES, INC.

        The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP's subscription to purchase the Units described in the Subscription Booklet may be accepted.

        ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned PARTNERSHIP understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned PARTNERSHIP understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.


I.      PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLIES TO THE
        PARTNERSHIP.

        [_]   1.  The undersigned PARTNERSHIP: (a) has total assets in excess of
                  $5,000,000; (b) was not formed for the specific purpose of acquiring the Units; and (c) has its principal place of business in Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho,
                  Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Vermont, Virginia,
                  Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

        [_]   2.  Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following three conditions:

                  a. the partner is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                  b. the partner is a natural person whose individual income* was in excess of $200,000 in each of the last two calendar years and who reasonably expects an individual income in excess of $200,000 in the current calendar year; or

                  c. the partner is a director or executive officer of Clean Water Technologies, Inc.

        [_]   3.  Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the last two calendar years and who reasonably expects a joint income in excess of $300,000 in the current calendar year, and the undersigned PARTNERSHIP has its principal place of business in Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of Columbia,
                  Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa,
                  Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts,
                  Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska,
                  Nevada, New Hampshire, New Jersey, New Mexico, New York, North
                  Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania,
                  Puerto Rico, Rhode Island, South Carolina, South Dakota,
                  Tennessee, Texas, Utah, Vermont, Virginia, Washington, West
                  Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.


--------------------------------------------------------------------------------
 IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY A GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER (WHETHER A GENERAL OR LIMITED PARTNER) AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) SUCH
 PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME), OR EACH PARTNER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I ABOVE, EACH PARTNER MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH PARTNER AND SIGN WHERE INDICATED.

        [_]   1.  I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

        [_]   2.  I have had an individual income in excess of $200,000 in each of the last two calendar years, and I reasonably expect an individual income in excess of $200,000 in the current calendar year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR
                  SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF
                  $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

        [_]   3.  My spouse and I have had a joint income in excess of $300,000 in each of the last two calendar years, and I reasonably expect a joint income in excess of $300,000 in the current calendar year, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of
                  Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana,
                  Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont,
                  Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

        [_]   4.  I am a Massachusetts resident, and my investment in the Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

        [_]   5.  I am a director or executive officer of Clean Water
                  Technologies, Inc.


---------------------------------------  ---------------------------------------
Print Name of Partner(s)                 Signature of Partner(s)

III.    OTHER CERTIFICATIONS.

        By signing the Signature Page, the undersigned certifies the following:

        (a) that the PARTNERSHIP's purchase of the Units will be solely for the PARTNERSHIP's own account and not for the account of any other person; and

        (b) that the PARTNERSHIP's name, address of principal place of business, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.     GENERAL INFORMATION.

        (a)     PROSPECTIVE PURCHASER (THE PARTNERSHIP)

Name:
     ---------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                                  (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                   (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Telephone Number:
                  --------------------------------------------------------------
                       (Area Code)      (Number)

State in which Formed:
                       ---------------------------------------------------------

Date of Formation:
                   -------------------------------------------------------------

Taxpayer Identification Number:
                                ------------------------------------------------

        (b) THE PERSON WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

Name:
     ---------------------------------------------------------------------------

Position or Title:
                   -------------------------------------------------------------

        (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL PARTNERS WHOSE SIGNATURES MUST APPEAR ON THE SIGNATURE PAGE TO THIS QUESTIONNAIRE

Name(s) of Individual Partners:
                               -------------------------------------------------

                         CLEAN WATER TECHNOLOGIES, INC.
                              DBA SHEERVISION, INC.
                           PARTNERSHIP SIGNATURE PAGE


        Your signature on this Partnership Signature Page evidences the agreement by the PARTNERSHIP to be bound by the Questionnaire and the Subscription Agreement.

        1. The undersigned PARTNERSHIP hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP will notify David Tsiang at (212) 607-5406 immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP's subscription and will promptly send the Company written confirmation of such change.

        2. The undersigned PARTNERSHIP hereby certifies that it has read and understands this Subscription Agreement.

        3. The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Units and sign this Subscription Agreement on behalf of the PARTNERSHIP, and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Units and enter into this Subscription Agreement.


---------------------------------------  ---------------------------------------
Number of Units applied for              Date

                                         ---------------------------------------
                                         Name of Partnership
                                         (Please Type or Print)


                              By:
                                 -----------------------------------------------
                                 (Signature)

                                         Name:
                                              ----------------------------------
                                              (Please Type or Print)

                                         Title:
                                               ---------------------------------

        THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                       D. CLEAN WATER TECHNOLOGIES, INC.
                              DBA SHEERVISION, INC.
                            CORPORATION QUESTIONNAIRE


Investor Name: _________________________________

To:     CLEAN WATER TECHNOLOGIES, INC.

        The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION'S subscription to purchase the Units described in the Subscription Booklet may be accepted.

        ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

I.      PLEASE CHECK ANY OF STATEMENTS 1-5 BELOW THAT APPLIES TO THE
        CORPORATION.

        [_]   1.  The undersigned CORPORATION: (a) has total assets in excess of
                  $5,000,000; (b) was not formed for the specific purpose of acquiring any Units; and (c) has its principal place of business in Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho,
                  Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Vermont, Virginia,
                  Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

        [_]   2.  The undersigned CORPORATION: (a) has total assets in excess of
                  $14,000,000; (b) was not formed for the specific purpose of acquiring any Units; and (c) has its principal place of business in California.

        [_]   3.  Each of the stockholders of the undersigned CORPORATION is able to certify that such stockholder meets at least one of the following two conditions:

                  a. the stockholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

                  b. the stockholder is a natural person who had an individual income* in excess of $200,000 in each of the last two calendar years and who reasonably expects an individual income in excess of $200,000 in the current calendar year.

        [_]   4.  Each of the stockholders of the undersigned CORPORATION is able to certify that such stockholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the last two calendar years and who reasonably expects a joint income in excess of $300,000 in the current calendar year, and the undersigned CORPORATION has its principal place of business in Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of
                  Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana,
                  Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont,
                  Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

        [_]   5.  The undersigned CORPORATION is:

                  a. a bank as defined in Section 3(a)(2) of the Securities Act; or

                  b. a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

                  c. a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or

                  d. an insurance company as defined in Section 2(13) of the Securities Act; or

                  e. an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended; or

                  f. a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended; or

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                  g.  a private business development company as defined in
                      Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.


--------------------------------------------------------------------------------
 IF YOU CHECKED STATEMENT 3 OR STATEMENT 4 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH STOCKHOLDER AND THE REASON (UNDER STATEMENT 3 OR STATEMENT 4) WHY SUCH STOCKHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME) OR EACH STOCKHOLDER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 3 OR STATEMENT 4 IN I ABOVE, EACH STOCKHOLDER MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH STOCKHOLDER AND SIGN BELOW WHERE INDICATED.

        [_]   1.  I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

        [_]   2.  I have had an individual income in excess of $200,000 in each of the last two calendar years, and I reasonably expect an individual income in excess of $200,000 in the current calendar year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR
                  SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF
                  $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

        [_]   3.  My spouse and I have had a joint income in excess of $300,000 in each of the last two calendar years, and I reasonably expect a joint income in excess of $300,000 in the current calendar year, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of
                  Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana,
                  Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont,
                  Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

        [_]   4.  I am a Massachusetts resident, and my investment in the Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

        [_]   5.  I am a director or executive officer of Clean Water
                  Technologies, Inc.


---------------------------------------  ---------------------------------------
Print Name of Unitholder(s)              Signature of Unitholder(s)



III.    OTHER CERTIFICATIONS.

        By signing the Signature Page, the undersigned certifies the following:

        (a) that the CORPORATION's purchase of Units will be solely for the CORPORATION's own account and not for the account of any other person or entity; and

        (b) that the CORPORATION's name, address of principal place of business, place of incorporation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.     GENERAL INFORMATION.

        (a)     PROSPECTIVE PURCHASER (THE CORPORATION)

Name:
     ---------------------------------------------------------------------------

Principal Place of Business:
                            ----------------------------------------------------
                                          (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                      (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Telephone Number:
                  --------------------------------------------------------------
                       (Area Code)      (Number)

State of Incorporation:
                       ---------------------------------------------------------

Date of Formation:
                  --------------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------------------------

Number of Stockholders:
                       ---------------------------------------------------------

        (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:
     ---------------------------------------------------------------------------
Position or Title:
                  --------------------------------------------------------------

        (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL STOCKHOLDERS WHOSE SIGNATURES MUST APPEAR ON THE SIGNATURE PAGE TO THIS QUESTIONNAIRE

Name(s) of Unitholders:
                       ---------------------------------------------------------

                         CLEAN WATER TECHNOLOGIES, INC.
                              DBA SHEERVISION, INC.
                           CORPORATION SIGNATURE PAGE


        Your signature on this Corporation Signature Page evidences the agreement by the CORPORATION to be bound by the Questionnaire and the Subscription Agreement.

        1. The undersigned CORPORATION hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify David Tsiang at (212) 607-5406 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION's subscription and will promptly send the Company written confirmation of such change.

        2. The undersigned CORPORATION hereby certifies that it has read and understands this Subscription Agreement.

        3. The undersigned CORPORATION hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION has been duly authorized by all requisite action on the part of the CORPORATION to acquire the Units and sign this Subscription Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase the Units and enter into this Subscription Agreement.


---------------------------------------  ---------------------------------------
Number of Units applied for              Date

                                         ---------------------------------------
                                         Name of Corporation
                                         (Please Type or Print)


                                         By:
                                            ------------------------------------
                                                (Signature)

                                         Name:
                                              ----------------------------------
                                                  (Please Type or Print)

                                         Title:
                                               ---------------------------------
                                                  (Please Type or Print)

        THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, CONCURRED BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                       E. CLEAN WATER TECHNOLOGIES, INC.
                              DBA SHEERVISION, INC.
                          RETIREMENT PLAN QUESTIONNAIRE


Investor Name: _________________________________

To:     CLEAN WATER TECHNOLOGIES, INC.

        The information contained in this Questionnaire is being furnished in order to determine whether the undersigned RETIREMENT PLAN's subscription to purchase the Units described in the Subscription Booklet may be accepted.

        ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned RETIREMENT PLAN understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned RETIREMENT PLAN understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I.      PLEASE CHECK ANY OF THE FOLLOWING STATEMENTS, AS APPLICABLE.

        [_]   1.  The undersigned RETIREMENT PLAN certifies that it is a Keogh plan or Individual Retirement Account in which each participant satisfies at least one of the following conditions:

                  a. such person's individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

                  b. such person had an individual income* in excess of $200,000 in each of the last two calendar years and reasonably expects an individual income in excess of $200,000 in the current calendar year; or

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an Investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                  c. such person, together with his or her spouse, had a joint income in excess of $300,000 in each of the last two calendar years and reasonably expects a joint income in excess of $300,000 in the current calendar year and is a resident of Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto, Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Vermont, Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

              2. The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and:

             [_]  a.  The undersigned RETIREMENT PLAN is self-directed, with investment decisions made solely by persons that are NOT residents of Alaska, Arkansas, California, Maryland, New Jersey, Texas, or Utah, AND each such person directing his account and for whom the investment is being made satisfies at least one of the following conditions:

                      (1) such person's individual net worth or joint net worth
                          with his or her spouse exceeds $1,000,000; or

                      (2) such person had an individual income in excess of
                          $200,000 in each of the last two calendar years and reasonably expects an individual income in excess of $200,000 in the current calendar year; or

                      (3) such person together with his or her spouse, had a
                          joint income in excess of $300,000 in each of the last two calendar years and reasonably expects a joint income in excess of $300,000 in the current calendar year and is a resident of Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Vermont, Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

                      (4) such person is a director or executive officer of
                          Clean Water Technologies, Inc.

        [_]   b.  The undersigned RETIREMENT PLAN has total assets in excess of
                  $5,000,000 and such Plan is not maintained in Alaska, California, or New Jersey; or

        [_]   c.  The investment decisions are made by a plan fiduciary as defined in Section 3(21) of ERISA that (1) is either a bank, insurance company, or registered investment adviser or (2) is located in jurisdictions OTHER THAN Alaska, Arkansas,
                  California, New Jersey, or Texas AND is a savings and loan association.




--------------------------------------------------------------------------------
   IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(a) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------


II. IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(a) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH PARTICIPANT.

        [_]   1.  I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

        [_]   2.  I have had an individual income in excess of $200,000 in each of the last two calendar years, and I reasonably expect an individual income in excess of $200,000 in the current calendar year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR
                  SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF
                  $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

        [_]   3.  My spouse and I have had a joint income in excess of $300,000 in each of the last two calendar years, and I reasonably expect a joint income excess of $300,000 in the current calendar year, and I am a resident of Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia,
                  Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa,
                  Kansas, Kentucky, Louisiana, Maine, Massachusetts, Michigan,
                  Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada,
                  New Hampshire, New Mexico, New York, North Carolina, North
                  Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico,
                  Rhode Island, South Carolina, South Dakota, Tennessee,
                  Vermont, Virginia, Washington, West Virginia, Wisconsin, or
                  Wyoming, or a country other than the United States of America.

        [_]   4.  I am a Massachusetts resident, and my investment in the Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

        [_]   5.  I am a director or executive officer of Clean Water
                  Technologies, Inc.


---------------------------------------  ---------------------------------------
Print Name of Participant                Signature of Participant


III.    OTHER CERTIFICATIONS.

        By signing the Signature Page, the undersigned certifies the following:

                (a) that the RETIREMENT PLAN's purchase of Units will be solely for the RETIREMENT PLAN's own account and not for the account of any other person or entity;

                (b) that the RETIREMENT PLAN's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the RETIREMENT PLAN; and

                (c). that the RETIREMENT PLAN's name, address, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.


IV.     GENERAL INFORMATION.

        (a)     PROSPECTIVE PURCHASER (THE RETIREMENT PLAN).

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Address for Correspondence (if different):


                               (Number and Street)

--------------------------------------------------------------------------------
     (City)                         (State)                      (Zip Code)

Telephone Number:
                  --------------------------------------------------------------
                       (Area Code)      (Number)

State in which Formed:
                      ----------------------------------------------------------

Date of Formation:
                  --------------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------------------------


        (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN (TRUSTEE FOR AN EMPLOYEE BENEFIT PLAN; CUSTODIAN FOR AN IRA OR KEOGH).

Name:
     ---------------------------------------------------------------------------

Position or Title:
                  --------------------------------------------------------------



V.      ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
  THE RETIREMENT PLAN MAY BE REQUIRED TO ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THE UNITS. INCLUDE, AS NECESSARY, THE TRUST AGREEMENT AND DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------

                         CLEAN WATER TECHNOLOGIES, INC.
                              DBA SHEERVISION, INC.
                         RETIREMENT PLAN SIGNATURE PAGE


        Your signature on this RETIREMENT PLAN Signature Page evidences the agreement by the RETIREMENT PLAN to be bound by the Questionnaire and the Subscription Agreement.

        1. The undersigned RETIREMENT PLAN hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the RETIREMENT PLAN will notify David Tsiang at (212) 607-5406 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned RETIREMENT PLAN's subscription and will promptly send the Company written confirmation of such change.

        2. The undersigned RETIREMENT PLAN hereby certifies that it has read and understands this Subscription Agreement.

        3. The undersigned RETIREMENT PLAN hereby represents and warrants that the person signing this Subscription Agreement on behalf of the RETIREMENT PLAN has been duly authorized to acquire the Units and sign this Subscription Agreement on behalf of the RETIREMENT PLAN and, further, that the undersigned RETIREMENT PLAN has all requisite authority to purchase the Units and enter into this Subscription Agreement.



---------------------------------------  ---------------------------------------
Number of Units applied for              Date

                                         ---------------------------------------
                                         Name of Retirement Plan
                                         (Please Type or Print)


                                         By:
                                             -----------------------------------
                                                 (Signature)

                                         Name:
                                              ----------------------------------
                                                  (Please Type or Print)

                                         Title:
                                                --------------------------------
                                                   (Please Type or Print)

THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.